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                                                                    EXHIBIT 10.2

                                                                  Execution Copy

                            $805,000,000 AT MATURITY

                         DIAMOND OFFSHORE DRILLING, INC.

               ZERO COUPON CONVERTIBLE DEBENTURES DUE JUNE 6, 2020

                          REGISTRATION RIGHTS AGREEMENT

                                                                    June 6, 2000

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010-3629

Dear Sirs:

     Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Credit Suisse First Boston Corporation (the "Initial Purchaser"), and the Initial Purchaser proposes to purchase and accept from the Company, upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $805,000,000 aggregate principal amount at maturity of its Zero Coupon Convertible Debentures due June 6, 2020 (the "Debentures"). The Debentures will be issued pursuant to a Second Supplemental Indenture, dated as of June 6, 2000, which supplements the Indenture dated February 4, 1997 (taken together, the "Indenture") by and between the Company and The Chase Manhattan Bank (the "Trustee"). Under the terms of the Indenture, the Debentures are convertible, in whole or in part, into shares of Common Stock, par value $.01 per share (the "Conversion Shares" and, together with the Debentures, the "Securities"), at the option of the holders thereof at any time following the date of original issuance thereof at the Conversion Rate (as defined in the Indenture) set forth in the Debentures, as adjusted from time to time pursuant to the Indenture. As an inducement to the Initial Purchaser, the Company agrees with the Initial Purchaser, for the benefit of the holders of the Debentures (including, without limitation, the Initial Purchaser) and Conversion Shares (collectively, the "Holders"), as follows:

     1. Resale Shelf Registration. (a) The Company shall, at its cost, use its reasonable best efforts to file as promptly as practicable (but in no event more than 90 days after the Closing Date (as defined in the Purchase Agreement)) with the Securities and Exchange Commission (the "Commission") and thereafter shall use its reasonable best efforts to cause to be declared effective no later than 180 days after the Closing Date a registration statement (the "Resale Shelf Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act") relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 5 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Resale Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Resale Shelf Registration"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Resale Shelf Registration

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Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) The Company shall use its reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Resale Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer Transfer Restricted Securities as defined in
Section 5(d) (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Resale Shelf Registration Statement effective during the requisite period if it voluntarily takes any action (other than as contemplated by Section 2(h)) that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Resale Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Resale Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Each Holder agrees that if such Holder wishes to sell such Holder's Securities pursuant to a Resale Shelf Registration Statement and related prospectus, it will do so in accordance with this Section 1(d). Each Holder wishing to sell Securities pursuant to a Resale Shelf Registration Statement and related prospectus agrees to deliver a Notice and Questionnaire (the form of which is attached as Annex A to the Offering Memorandum and in connection with the offering of the Debentures) to the Company prior to any intended distribution of Securities under the Resale Shelf Registration Statement. From and after the date the Resale Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of the Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Resale Shelf Registration Statement, use all reasonable efforts to cause such post-effective



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amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 1(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to
Section 1(d)(i); provided, that if such Notice and Questionnaire is delivered during a period in which the use of the prospectus is suspended pursuant to
Section 2(h), the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the suspension period. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that has not supplied the requisite information required by
Section 1(d) as a selling securityholder in any Registration Statement or related Prospectus; provided, however, that any Holder that has subsequently supplied the requisite information required by this Section 1(d) pursuant to the provisions of this Section (whether or not such Holder has supplied the requisite information required by this Section 1(d) at the time the Resale Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Resale Shelf Registration Statement or related prospectus in accordance with the requirements of this Section 1(d).

     2. Registration Procedures. In connection with the Resale Shelf Registration contemplated by Section 1 hereof, the following provisions apply:

          (a) The Company shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Resale Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Resale Shelf Registration, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose; and
(ii) include the names of the Holders, who propose to sell Securities pursuant to the Resale Shelf Registration Statement, as selling securityholders.

          (b) The Company shall give written notice to the Initial Purchaser and Holders of the Securities (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when the Resale Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Resale Shelf Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Resale Shelf Registration Statement or the prospectus included therein or for additional information;



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               (iii) of the issuance by the Commission of any stop order
          suspending the effectiveness of the Resale Shelf Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event (which need not be described with any particular degree of specificity) that requires the Company to make changes in the prospectus which forms a part of the Resale Shelf Registration Statement in order that the prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) The Company shall make every reasonable effort to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Resale Shelf Registration Statement.

          (d) The Company shall furnish to each Holder of Securities included within the coverage of the Resale Shelf Registration, without charge, at least one copy of the Resale Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company shall, during the Resale Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Resale Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Resale Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Resale Shelf Registration Statement in the manner described therein.

          (f) Prior to any public offering of the Securities, pursuant to any Resale Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the



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Securities covered by such Resale Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          (g) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Resale Shelf Registration Statement (to the extent such Securities are certificated) free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Resale Shelf Registration Statement.

          (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above during the Shelf Registration Period, the Company shall promptly prepare and file a post-effective amendment to the Resale Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided however, that the Company may delay preparing, filing and distributing any such supplement or amendment (and continue the suspension of the use of the prospectus) if the Company determines in good faith that such supplement or amendment would, in the reasonable judgment of the Company, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at such time; provided further, that neither such delay nor such suspension shall extend for a period of more than 30 days in any three month period or more than 90 days for all such periods in any twelve month period. If the Company notifies the Initial Purchaser and the Holders of the Securities in accordance with paragraphs (ii) through (v) of
Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchaser and the Holders shall suspend use of such prospectus.

          (i) Not later than the effective date of the Resale Shelf Registration Statement, the Company will provide CUSIP numbers for the Debentures and the Conversion Shares registered under the Resale Shelf Registration Statement and provide the Trustee with a certificate for the Debentures, in a form eligible for deposit with The Depository Trust Company.

          (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Resale Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities



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Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Resale Shelf Registration Statement, which statement shall cover such 12-month period.

          (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (l) The Company shall enter into such customary agreements (including, if requested an underwriting agreement in customary form) and take all such other action, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Resale Shelf Registration.

          (m) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Resale Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Resale Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser and the other parties, by one firm of counsel, which firm shall be Andrews & Kurth L.L.P. until another firm shall be designated as described in Section 3 hereof; provided further, that (w) no Holder that is a competitor of the Company shall have any right whatsoever to conduct any inspection of the Company's records and information; (x) in connection with any such inspection, any such inspectors shall use their reasonable best efforts to minimize any disruption to the operation by the Company of its business; (y) records and information obtained hereunder shall be used by such persons only to exercise their due diligence responsibility; and (z) records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by any such Holder, underwriter or inspectors unless (A) the disclosure of such records or information is reasonably necessary to avoid or correct a misstatement or omission in the Resale Shelf Registration Statement,
(B) the release of such records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or (c) such records or information otherwise become generally available to the public other than through disclosure by such Holder, underwriter or inspector in breach hereof or by any person in breach of any other confidentiality arrangement. Each Holder agrees that information obtained by it as a result of such



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inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such information is made generally available to the public. Such Holder further agrees that it will, upon learning that disclosure of such records or information is sought by a court or governmental authority, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the records or information deemed confidential.

          (n) The Company shall (i) cause its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to the Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Resale Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its material subsidiaries; the qualification of the Company and its material subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(1) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of governmental approvals required to be obtained in connection with the Resale Shelf Registration Statement, the offering and sale of the applicable Securities or any agreement of the type referred to in Section 2(n) hereof; the compliance as to form of such Resale Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Resale Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a customary statement of negative assurance regarding the absence from such Resale Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange
Act); (ii) cause its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (iii) use its reasonable best efforts to cause its independent public accountants and the independent public accountants, if any with respect to any other entity for which financial information is provided in the Resale Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form; and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted by Statement of Auditing Standards No. 72.

          (o) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National



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Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Resale Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Resale Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (p) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by the Resale Shelf Registration Statement contemplated hereby.

     3. Registration Expenses. The Company shall bear all fees and expenses (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of the Securities which discounts, commissions or taxes shall be paid by Holders of such Securities) incurred in connection with the performance of its obligations under Sections 1 and 2 hereof whether or not a Resale Shelf Registration is filed or becomes effective, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel, which firm shall be Andrews & Kurth L.L.P. until another firm shall be designated by the Holders of a majority in principal amount of the Debentures covered thereby to act as counsel for the Holders in connection therewith.

     4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Resale Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Resale Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses



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reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Resale Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Resale Shelf Registration in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Resale Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder, provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders if requested by such Holders.

          (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Resale Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Resale Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement



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will be in addition to any liability which such Holder may otherwise have to the
Company or any of its controlling persons.

          (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnified party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent; provided, however, that such consent will not be reasonably withheld.

          (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Securities, pursuant to the Resale Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such



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other indemnified party, as the case may be, on the other, and the parties'
relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Resale Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Resale Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Debentures and Conversion Shares that are Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

                          (i) If on or prior to the 90th day after the first date of original issuance of the Debentures, the Resale Shelf Registration Statement has not been filed with the Commission;

                          (ii) If on or prior to the 180th day after the first date of original issuance of the Debentures, the Resale Shelf Registration Statement has not been declared effective by the Commission; or

                          (iii) If after the Resale Shelf Registration Statement is declared effective (A) such Resale Shelf Registration Statement thereafter ceases to be effective; or (B) such Resale Shelf Registration Statement or the related prospectus ceases to be usable (except as permitted in Section 5(b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the

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                       related prospectus forming part of such Resale Shelf
                       Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Resale Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

                       Additional Interest shall accrue on the outstanding
               Debentures and/or the issued and outstanding Conversion Shares that are Transfer Restricted Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum in the case of(i) and 0.50% per annum in the case of (ii) or (iii) of the sum of (x) the aggregate Applicable Principal Amount of such outstanding Debentures and (y) in the case of any issued and outstanding Conversion Shares, the aggregate Applicable Conversion Price.

                                (b) A Registration Default referred to in
               Section 5(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to the Resale Shelf Registration Statement or the related prospectus if such Registration Default has occurred solely as a result of (i) the filing of a post-effective amendment to such Resale Shelf Registration Statement pursuant to Section 1(d) or to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (ii) imposition of a suspension period pursuant to clause (ii) or (v) of Section 2(b) and in the case of clause
               (ii), the Company is proceeding promptly (subject to the provisions of Section 2(h)) and in good faith to amend or supplement such Resale Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

                                (c) Any amounts of Additional Interest due
               pursuant to clause (i), (ii) or (iii) of Section 5(a) above will be payable in cash to the Record Holder on the Damages Payment Dates with respect to the Debentures and Conversion Shares. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by, in the case of the Debentures, the Applicable Principal Amount and, in the case of the Conversion Shares, the Applicable Conversion Price, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                                (d) The parties hereto agree that the Additional
               Interest shall constitute a reasonable estimate of the damages that may be incurred by the Holders of Securities (other than the


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                                                                  Execution Copy

Initial Purchaser) for a Registration Default and shall constitute liquidated damages; the actual damages that the Holders of the Securities might sustain as a result of a Registration Default would be difficult to ascertain; and the payment of Additional Interest would be reasonable and just compensation for a Registration Default.

                  (e) Certain Definitions. For purposes of this Section 5:

         Applicable Conversion Price. The Applicable Conversion Price means the Applicable Principal Amount divided by the Conversion Rate in effect as of the next succeeding June 6 or December 6 following such Registration Default in the case of the first such payment of Additional Interest with respect to a Registration Default (and thereafter at the next succeeding June 6 or December 6 until the cure of such Registration Default) or, if no Debentures are then outstanding, the last Conversion Rate that was in effect when the Debentures were last outstanding.

         Applicable Principal Amount. Applicable Principal Amount with respect to each $1,000 principal amount at maturity of Debentures means the sum of the initial issue price of such Debenture ($499.60) plus accrued original issue discount with respect to such Debenture through the next succeeding June 6 or December 6 following such Registration Default in the case of the first such payment of Additional Interest with respect to a Registration Default (and thereafter at the next succeeding June 6 or December 6 until the cure of such Registration Default) or, if no Debentures are then outstanding, such sum calculated as if such Debentures were then outstanding.

         Damages Payment Date. Each June 6 and December 6 in the case of Debentures and the Conversion Shares.

         Record Holder. With respect to any Damages Payment Date relating to any Debenture or Conversion Shares as to which any Additional Interest has accrued, the registered holder of such Debenture or Conversion Shares, as the case may be, 15 days prior to such Damages Payment Date.

         Transfer Restricted Securities. Each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Resale Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         6. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available such other information as is necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may

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                                                                  Execution Copy

reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Transfer Restricted Securities identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of the Debentures pursuant to the Exchange Act.

         7. Underwritten Registrations. If the Holders of Transfer Restricted Securities representing at least 25% of the total of the aggregate principal amount of Debentures originally issued so elect, any one or more offerings of such Securities pursuant to any Resale Shelf Registration shall be in the form of an underwritten offering. If any of the Transfer Restricted Securities covered by any Resale Shelf Registration are to be sold in an underwritten offering, a nationally recognized investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Company. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements.

         8. Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Conversion Shares constituting Transfer Restricted Securities (with Holders of Debentures deemed to be the Holders, for purposes of this Section 8, of the number of outstanding shares of Conversion Shares into which such Debentures are or would be convertible or exchangeable as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Resale Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority of the Transfer Restricted Securities being sold by such Holders pursuant to such Resale Shelf Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Transfer Restricted Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall


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

                                                                  Execution Copy

be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder. Each Holder may waive compliance with respect to any obligation of the Company under this Agreement as it may apply or be enforced by such particular Holder.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Ho]der of the Securities, at the most current address given by such Holder to the Company.

                  (2)     if to the Initial Purchaser:

                          Credit Suisse First Boston Corporation
                          Eleven Madison Avenue
                          New York, NY 10010-3629
                          Fax No.: (212) 325-8278
                          Attention:  Transactions Advisory Group

with a copy to:

                          Andrews & Kurth L.L.P.
                          805 Third Avenue, 7th Floor
                          New York, NY 10022
                          Fax No.: (212) 850-2929
                          Attention:  Allan D. Reiss

                  (3)     if to the Company, at its address as follows:

                          Diamond Offshore Drilling, Inc.
                          15415 Katy Freeway
                          Houston, TX 77094
                          Fax No.: (281) 492-5316


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                                                                  Execution Copy

                          Attention:  Corporate Secretary

with a copy to:

                          Weil Gotshal & Manges LLP
                          700 Louisiana, Suite 1600
                          Houston, TX 77002
                          Fax No.:    (713) 224-9511
                          Attention:  James L. Rice III

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof, other than any inconsistencies in any such agreement that have been waived by the beneficiary thereof.

                  (d) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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                                                                  Execution Copy

                  (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, provided, that the sole damages payable for a Registration Default shall be Additional Interest as expressly provided in Section 5 hereof. Subject to the provisions of the preceding sentence, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.


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                                                                  Execution Copy

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement on the Initial Purchaser and the Company in accordance with its terms.

                                           Very truly yours,

                                           DIAMOND OFFSHORE DRILLING, INC.

                                           By: /s/ LAWRENCE R. DICKERSON
                                              ----------------------------------
                                              Name:  Lawrence R. Dickerson
                                              Title: President & Chief Operating
                                                     Officer


The foregoing Registration Rights
   Agreement is hereby confirmed and
   accepted as of the date first above
   written.

CREDIT SUISSE FIRST BOSTON
   CORPORATION

By: CREDIT SUISSE FIRST BOSTON
    CORPORATION



By: /s/ ROME G. ARNOLD
   ---------------------------------------
   Name:  ROME G. ARNOLD
   Title: Managing Director



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